UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

BRANDYWINE REALTY TRUST
(Exact name of issuer as specified in charter)

MARYLAND (State or Other Jurisdiction of Incorporation or Organization)	001-9106 (Commission file number)	23-2413352 (I.R.S. Employer Identification Number)

401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Back to Contents

Item 1.01	Entry into a Material Definitive Agreement.

     On November 15, 2004, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), the subsidiary through which we own our assets and conduct our business, entered into a Note Purchase Agreement dated as of November 15, 2004 (the “Note Purchase Agreement”) with The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Insurance and Investment Trust, First Citicorp Life Insurance Company, General Electric Capital Assurance Company, Union Fidelity Life Insurance Company, GE Reinsurance Corporation, Medical Protective Company, Federal Home Life Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, Metropolitan Investors U.S.A. Insurance Company, New England Life Insurance Company and Pacific Life Insurance Company (collectively, the “Purchasers”). Under the Note Purchase Agreement, the Operating Partnership has agreed to sell to the Purchasers its unsecured notes (the “Notes”) in the aggregate principal amount of $113 million. The Notes will bear interest from their date of issuance at the rate of 4.34% per annum, payable semi-annually on each June 14 and December 14, and will mature on December 14, 2008. The Notes do not provide for scheduled principal amortization prior to the maturity date. We and certain of the wholly-owned subsidiaries of the Operating Partnership will fully and unconditionally guarantee the payment of principal of and interest on the Notes. The Note Purchase Agreement contains a various affirmative and negative covenants, including covenants that limit our incurrence of additional indebtedness. The Operating Partnership intends to use the proceeds of the Notes to repay in full the $113 million term loan credit agreement (2008) that became effective as of September 21, 2004 by and among us, the Operating Partnership, certain subsidiaries directly or indirectly wholly-owned by the Operating Partnership, Bear Stearns Corporate Lending Inc., as administrative agent and as a lender, and JPMorgan Chase Bank, as syndication agent and as a lender (a copy of which is attached as an exhibit to our Current Report on Form 8-K filed with the Securities Exchange Commission on September 21, 2004). Upon such repayment, the term loan credit agreement (2008) will be terminated.

     Funding under the Note Purchase Agreement, including the issuance of the Notes, is scheduled to occur on or about December 14, 2004. The funding is subject to customary conditions.

Back to Contents

Item 9.01.	Financial Statements and Exhibits

Exhibits

10.1	Form of Note Purchase Agreement

2

Back to Contents

Signatures

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust
Date: November 15, 2004	By: /s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

3

Back to Contents

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Note Purchase Agreement